UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2016

ACUCELA INC.
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	000-55133 (Commission File Number)	02-0592619 (IRS Employer Identification No.)

1301 Second Avenue, Suite 4200
Seattle, Washington 98101
(Address of principal executive offices, including zip code)

(206) 805-8300
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective March 28, 2016, the board of directors of Acucela Inc. (the “Company”) amended Section 2.1 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to permit the Company’s annual meeting of shareholders to be held more than 180 days after the end of the Company’s fiscal year. A copy of the amended text of Section 2.1 of the Bylaws is attached hereto as Exhibit 3.1.

Item  8.01    Other Events.
On March 29, 2016 (Japan Standard Time), the Company issued a press release announcing its intention to pursue a corporate reorganization of the Company pursuant to which the ultimate parent company holding the operations of the Company would be domiciled in Japan (such transaction as more fully described below, the “Proposed Transaction”). If consummated, the Proposed Transaction would result in the Company’s shareholders holding shares in Acucela Japan KK (“Acucela Japan”), a Japanese joint stock corporation and the Company’s wholly-owned subsidiary. Consummation of the Proposed Transaction will be subject to several conditions, including the approval of the Proposed Transaction by a majority of the outstanding shares of the Company’s common stock entitled to vote on the Proposed Transaction at the Company’s annual meeting of shareholders, the registration of the shares of Acucela Japan to be distributed in the Proposed Transaction with the U.S. Securities and Exchange Commission and that the shares of Acucela Japan to be distributed in the Proposed Transaction are authorized for listing on the Tokyo Stock Exchange. If the Proposed Transaction is consummated, the Company would merge with and into Acucela North America Inc. (“US Merger Co”), a Washington corporation and wholly-owned subsidiary of Acucela Japan, with US Merger Co continuing as the surviving corporation. In connection with the Proposed Transaction, Acucela Japan intends to apply for listing on the Mothers market of the Tokyo Stock Exchange. A copy of the press release is furnished as Exhibit 99.1.
In connection with the Proposed Transaction, the Company intends to schedule its 2016 annual meeting of shareholders after June 30, 2016. Proposals of shareholders that are intended to be presented at the 2016 annual meeting of shareholders must be received by the Company a reasonable time before it begins to print and mail proxy materials in order to be included in the proxy statement and form of proxy relating to the 2016 annual meeting of shareholders. If the Company does not receive notice of a shareholder proposal a reasonable time before mailing the proxy materials, the persons named as proxies in the proxy statement for the 2016 annual meeting of shareholders will have discretionary authority to vote on the proposal at the meeting. Shareholders are advised to review the Company's Bylaws for additional requirements with respect to advance notice of shareholder proposals and director nominations. These advance notice provisions apply regardless of whether a shareholder seeks to include such proposals in the proxy statement relating to the 2016 annual meeting of shareholders.
On March 29, 2016 (Japan Standard Time), the Company held an analyst meeting in Tokyo, Japan, covering various topics relating to the Company, including the Proposed Transaction. An English translation of the portions of the slide presentation discussing the Proposed Transaction used in the analyst meeting is furnished as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number	Description
3.1	Amended text of the Bylaws of Acucela Inc.
99.1	Press release dated March 29, 2016.
99.2	Excerpts of presentation relating to the Proposed Transaction dated March 29, 2016.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached Exhibit 99.1 and Exhibit 99.2 are deemed to have been furnished to, but not filed with, the Securities and Exchange Commission.
Cautionary Statement Regarding Forward Looking Statements
This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including with respect to the ability of the Company to consummate the Proposed Transaction; the ability of Acucela Japan to obtain approval for listing on the Mothers market of the Tokyo Stock Exchange; the ability to realize the expected benefits of the Proposed Transaction; the expected costs relating to the Proposed Transaction, which could be greater than expected; the ability of the Company and Acucela Japan to meet the conditions to closing of the Proposed Transaction; and interpretations of tax law, tax treaties or tax regulations or enforcements thereof. Such forward-looking statements typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “intend,” “project,” “target,” “plan,” “believe” and similar terms and expressions. Forward-looking statements are based on current expectations and assumptions. Although the Company believes that its expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct, and actual results may vary materially. For example, (1) the Company may be unable to obtain the shareholder approval required for the Proposed Transaction; (2) the Company may abandon the Proposed Transaction; (3) conditions to the closing of the Proposed Transaction may not be satisfied; (4) problems may arise in connection with the relocation of the Company’s headquarters to Japan, which may result in less effective or efficient operations; (5) the Proposed Transaction may involve unexpected costs, unexpected liabilities or unexpected delays; (6) the Company’s business may suffer as a result of uncertainty surrounding the Proposed Transaction; (7) the Company may not realize the anticipated benefits of the Proposed Transaction; (8) the Proposed Transaction may negatively impact the Company's relationships, including with employees, suppliers, collaborators, competitors and investors; (9) the Proposed Transaction may result in negative publicity affecting the Company’s business and the price of the Company’s common stock; (10) the Proposed Transaction may have negative tax consequences to the Company and holders of the Company’s common stock and (11) the Company may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the business of the Company described in the “Risk Factors” section of its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company from time to time with the SEC, as well as the risks and uncertainties described in the “Risk Factors” section of the Registration Statement on Form S-4 (the “Form S-4”) to be filed by Acucela Japan with the SEC in connection with the Proposed Transaction. All forward-looking statements included in this document are based upon information available to the Company on the date hereof, and the Company does not assume any obligation to update or revise any such forward-looking statements.
Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances reflected in those statements will be achieved or will occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Except as required by law, we do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. You should read the documents we have filed with the SEC for more complete information about the Company. These documents are available on both the EDGAR section of the SEC’s website at www.sec.gov and the Investor Relations section of the Company’s website at ir.acucela.com.
Additional Information and Where to Find it
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Proposed Transaction will be submitted to the shareholders of Acucela Inc. for their consideration. Acucela Japan intends to file the Form S-4 with the SEC that will include a preliminary prospectus of Acucela Japan and a preliminary proxy statement of Acucela Inc., and each of Acucela Japan and Acucela Inc. also plan to file other relevant documents with the SEC regarding the Proposed Transaction. A definitive proxy statement/prospectus will be mailed to the shareholders of Acucela Inc. once the Form S-4 has been declared effective by the SEC. INVESTORS AND SECURITY HOLDERS OF ACUCELA INC. ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY AS WELL AS ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ACUCELA JAPAN, ACUCELA INC. AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when available) filed and to be filed with the SEC from the SEC's web site at www.sec.gov or at the Company’s web site at ir.acucela.com. Investors and security holders may also read and copy any reports, statements and other information filed by Acucela Inc. or Acucela Japan, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Investors and security holders may also obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Acucela Inc., 1301 Second Avenue, Suite 4200, Seattle, WA 98101, telephone (206) 805-8300.
Participants in the Merger Solicitation
Acucela Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Proposed Transaction. Information about these persons is set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2016, and will be included in the Form S-4 and in any documents subsequently filed by its directors and officers under the Securities Exchange Act of 1934, as amended. These documents can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such persons, which may be different from those of the Company’s shareholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the Proposed Transaction to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUCELA INC.
Date: March 29, 2016

	By:	/s/ John E. Gebhart
John E. Gebhart
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended text of the Bylaws of Acucela Inc.
99.1	Press release dated March 29, 2016.
99.2	Excerpts of presentation relating to the Proposed Transaction dated March 29, 2016.